UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Karyopharm Therapeutics Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 19, 2022.
Your Vote Counts!
KARYOPHARM THERAPEUTICS INC. 2022 Annual Meeting May 19, 2022 9:00 a.m. Eastern Time Virtual Meeting Site: www.virtualshareholdermeeting.com/KPTI2022

KARYOPHARM THERAPEUTICS INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

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You invested in KARYOPHARM THERAPEUTICS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s).

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following two Class III director nominees:
	1) Garen G. Bohlin	For
2) Peter Honig, M.D., M.P.H.

2.	To approve, on an advisory basis, the compensation of Karyopharm’s named executive officers.	For

3.	To approve the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan.	For

4.	To ratify the appointment of Ernst & Young LLP as Karyopharm’s independent registered public accounting firm for the year ending December 31, 2022.	For

In their discretion, the proxies are authorized to vote upon such other matters as may be properly brought before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”.

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